                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06475
                -------------------------------------------------

                       Strategic Global Income Fund, Inc.
--------------------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                  51 West 52nd Street, New York, New York 10019-6114
--------------------------------------------------------------------------------
                 (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401


        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end:  November 30

Date of reporting period:  November 30, 2004

ITEM 1.  REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

STRATEGIC GLOBAL INCOME FUND, INC.
ANNUAL REPORT
NOVEMBER 30, 2004

STRATEGIC GLOBAL INCOME FUND, INC.

January 14, 2005

DEAR SHAREHOLDER,

We present you with the annual report for Strategic Global Income Fund, Inc. for the fiscal year ended November 30, 2004.

PERFORMANCE

For the fiscal year ended November 30, 2004, Strategic Global Income Fund, Inc. (the "Fund") returned 12.10% on a net asset value basis, compared with the median return of 12.21% generated by the Lipper Global Income Funds closed-end fund peer group. On a market price basis, the Fund returned 10.89% over the one-year period, versus the market price return of 11.72% for the Lipper median. (For more on the Fund's performance, please refer to "Performance At A Glance" on page 5.)

Over the period, the Fund did not use leverage. Leverage magnifies returns on the upside and on the downside, creating wider dispersions of returns within the Fund's peer group.

AN INTERVIEW WITH PORTFOLIO MANAGER UWE SCHILLHORN

Q. CAN YOU DESCRIBE THE GLOBAL ECONOMIC ENVIRONMENT DURING THE FISCAL YEAR?

A. The global economic expansion continued during the reporting period. In the US, fourth quarter 2003 Gross Domestic Product (GDP) was 4.2%. First quarter 2004 GDP was 4.5%, another strong advance. While the overall economy was on solid footing, there were concerns of a "jobless recovery," as far fewer new jobs were created than expected. The employment picture then improved in March, April and May 2004, as nearly one million new jobs were created. Sharply rising energy prices, among other things, then caused the US economy to take a step backward in the second quarter of 2004, with GDP rising only 3.3%. This was followed by a third quarter GDP figure of 4.0%.

   Overseas, after a strong start to the year, Japan's economy weakened significantly during the fiscal year. After rising 1.7% in the fourth quarter of 2003, and 1.4% in the first quarter of 2004, GDP was only 0.3% in the second quarter of 2004, and then weakened to 0.1% in the third quarter. Higher energy prices, a strengthening yen and falling exports were cited as issues adversely affecting the country's economy. Growth rates in the Eurozone also fell during

[SIDENOTE]

STRATEGIC GLOBAL INCOME FUND, INC.

INVESTMENT GOALS:

Primarily, high current income; secondarily, capital appreciation.

PORTFOLIO MANAGER:

Portfolio Management Team, including Uwe Schillhorn

UBS Global Asset Management (US) Inc.


COMMENCEMENT:

February 3, 1992

NYSE SYMBOL:

SGL
   the fiscal year, with the Organization for Economic Co-operation and Development projecting that its GDP in 2004 would advance only 1.8%. In general, emerging market economies performed well during the reporting period. In particular, many commodity-rich countries excelled on the back of high energy and materials prices.

Q. HOW DID THE WORLD'S BOND MARKETS PERFORM OVER THE PERIOD?

A. Developed bond markets, as measured by the Citigroup World Government Bond Index (WGBI), returned 12.81% on an unhedged basis, and 5.02% on a currency hedged basis measured in US dollars. Emerging markets debt, as measured by the JP Morgan Emerging Market Bond Index--Global (EMBI--G), returned 12.20% during the same period. The EMBI--G consists of US dollar-denominated securities.

Q. HOW DID YOU POSITION THE PORTFOLIO FROM A DURATION STANDPOINT DURING THE FISCAL YEAR?

A. As the period began, the Fund's modified duration (a measure of price sensitivity to interest rate movements) was 4.7%. We then lowered duration slightly in the first quarter of 2004, as global bond yields were at historically low levels and we felt it was not prudent to take a longer duration stance. In the second quarter of 2004, we increased the Fund's duration from approximately 4.0% to 4.8%, and eliminated the portfolio's position in short duration Japanese bonds. Yields in the short portion of the Japanese curve did not increase as much as in the US and Europe, and we used the proceeds to purchase higher-yielding US bonds. Toward the end of the fiscal year, global bond yields declined, and we reduced duration to roughly 4.2%. This was accomplished by eliminating our positions in Denmark. These assets were used to purchase securities in the UK and higher-yielding bonds in the US and emerging markets.

Q. WHAT OTHER STRATEGIC TRANSACTIONS OCCURRED OVER THE REPORTING PERIOD?

A. In the first half of the fiscal year, we increased the Fund's exposure to collateralized Brady Bonds, which are issued by the governments of developing countries. The difference in yields versus US Treasuries, or the "spread," and Brady Bonds was higher than those for noncollateralized bonds with similar durations.

   From a credit perspective, toward the end of the reporting period, we reduced the Fund's exposure to developed market government bonds and increased the portfolio's exposure to emerging markets, US high yield, US investment grade corporates and asset-backed securities. Overall, this led to a more cautious position in duration and a more aggressive position in credit.

Q. WHAT WAS YOUR CURRENCY STRATEGY DURING THE PERIOD?

A. Overall, approximately 53% of the Fund's holdings were in US dollars, roughly 27% in euros, 11% in the yen, and the remainder in other currencies; however, these allocations may have fluctuated over the period. After trading in a fairly narrow range, the US dollar fell roughly 10% against other major currencies in the last three months of the fiscal year. In particular, the dollar fell to an all-time low versus the five-year euro and a multi-year low versus the Japanese yen.

Q. WHICH HOLDINGS GENERATED STRONG RESULTS OVER THE PERIOD?

A. The Fund's European fixed income securities and investments in shorter-term, US collateralized mortgage-backed securities and asset-backed securities enhanced results in the first half of the reporting period. In the second half of the period, investments in emerging markets and in BBB-rated corporate bonds generated strong returns. The portfolio also benefited from appreciation of the euro and yen during this period.

Q. WERE THERE ANY PARTICULAR STRATEGIES THAT DIDN'T WORK WELL FOR THE FUND?

A. In the first half of the reporting period, investments in emerging markets and in BBB-rated corporate bonds suffered from substantial spread widening. However, spreads tightened during the second half. Despite the global economic expansion, interest rates remained low. This caused our shorter-duration positioning to detract from results.

Q. WHAT IS YOUR OUTLOOK FOR THE GLOBAL ECONOMY AND THE FIXED INCOME MARKETS IN THE COMING MONTHS?

A. Looking ahead, our long-term valuation models show that most government bond markets are somewhat overvalued. Therefore, we maintain the Fund's overall duration below the usual 4.5% to 5.0% range. We believe the Federal Reserve Board will continue to increase interest rates, and bonds with lower interest rate durations and higher credit exposure will outperform long-duration government bonds. We expect to maintain around an 11% weighting in the Japanese yen, as an increase in economic activity could signal an end to the country's deflationary period. We feel this could be supportive for the yen.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on UBS Funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

/s/ Joseph A. Varnas

JOSEPH A. VARNAS
PRESIDENT
Strategic Global Income Fund, Inc.
MANAGING DIRECTOR
UBS Global Asset Management (US) Inc.


/s/ Uwe Schillhorn
UWE SCHILLHORN
PORTFOLIO MANAGEMENT TEAM MEMBER
Strategic Global Income Fund, Inc.
DIRECTOR
UBS Global Asset Management (US) Inc.


This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended November 30, 2004, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances, and they do not guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. The prospectus for a fund contains more complete information regarding investment objectives, risks, charges and expenses, and should be read carefully before investing.

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 11/30/04

                                       6 MONTHS   1 YEAR    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
NET ASSET VALUE RETURNS*
Strategic Global Income Fund, Inc.        10.38%    12.10%    11.40%      9.83%
Lipper Global Income Funds Median**       10.58     12.21     11.35       9.85

MARKET PRICE RETURNS*
Strategic Global Income Fund, Inc.        21.86%    10.89%    19.41%     13.75%
Lipper Global Income Funds Median**       18.49     11.72     17.17      12.87

* Past performance does not predict future performance. The return and value of an investment will fluctuate, so that an investor's shares, when sold, may be worth more or less than their original cost. NAV return assumes, for illustration only, that distributions were reinvested at the net asset value on the payable dates. Market returns assume that distributions are reinvested at prices according to the dividend reinvestment plan. NAV and market price returns for periods of one year or less have not been annualized. Returns do not reflect taxes paid on dividends/distributions or brokerage commissions and taxes paid on the sale of shares.

** Lipper closed-end fund peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS*                          11/30/04                          5/31/04                11/30/03
------------------------------------------------------------------------------------------------------------
Net Asset Value                          $    13.12                       $    12.49              $    12.93
Market Price                             $    14.60                       $    12.55              $    14.44
12-Month Dividend/
  Distribution                           $   1.2859                       $   1.2966              $   1.2785
Monthly Dividend/
  Distribution at Period-End             $   0.1089                       $   0.1027              $   0.1065
Net Assets (mm)                          $    239.5                       $    228.1              $    236.1
Weighted Average Maturity                 6.63 yrs.                        7.04 yrs.               8.45 yrs.
Weighted Average Duration                       4.0%                             4.2%                    4.9%

CURRENCY EXPOSURE**                       11/30/04                          5/31/04                11/30/03
------------------------------------------------------------------------------------------------------------
US Dollar Denominated                          53.2%                            59.2%                   46.5%
Foreign Denominated                            46.8                             40.8                    53.5
TOTAL                                         100.0%                           100.0%                  100.0%

CREDIT QUALITY**                          11/30/04                         5/31/04                 11/30/03
------------------------------------------------------------------------------------------------------------
A1/P1                                           3.3%                             1.3%                   12.7%
AAA/Aaa                                        31.6                             42.8                    50.0
AA/Aa                                           5.5                              7.5                     8.1
A/A                                            11.9                              6.4                     0.8
BBB/Baa                                        12.4                              8.5                    12.1
BB/Ba                                          11.8                             14.3                     8.6
B/B                                             3.6                              9.8                     4.9
CCC/Caa                                         9.3                              4.9                     1.9
Non-Rated                                       4.6                              2.3                      --
Cash                                            3.5                              1.4                      --
Other assets less liabilities                   2.5                              0.8                     0.9
TOTAL                                         100.0%                           100.0%                  100.0%

TOP 10 COUNTRIES**                        11/30/04                          5/31/04                11/30/03
------------------------------------------------------------------------------------------------------------
United States***                               26.8%   United States***         18.5%   France          11.0%
Germany                                         9.6    Germany                  11.4    Germany          8.6
Brazil                                          6.9    France                    7.2    Mexico           6.3
Russia***                                       6.1    Russia                    7.5    Russia           5.2
Argentina                                       5.2    Brazil                    5.6    Denmark          5.0
Italy                                           5.1    Italy                     4.9    Brazil           4.9
France                                          4.6    Denmark                   4.7    United Kingdom   4.9
Mexico                                          4.3    Mexico                    4.7    Italy            4.5
Canada                                          3.0    Australia                 4.1    Canada           4.5
United Kingdom                                  2.8    Canada                    3.7    Netherlands      4.1
TOTAL                                          74.4%                            72.3%                   59.0%

*    Prices and other charateristics will vary over time.
** Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and/or Moody's Investors Services, Inc. to individual portfolio holdings. Both are independent rating agencies.
***  Excludes cash, cash equivalents and other assets in excess of liabilities.

Past Performance is no guarantee of future results. The value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- NOVEMBER 30, 2004

PRINCIPAL
 AMOUNT                                        MATURITY      INTEREST
 (000)                                           DATES         RATES         VALUE
-------------------------------------------------------------------------------------
BONDS--93.91%
 U.S. BONDS--26.82%
   U.S. CORPORATE BONDS--8.62%

$    2,000   Bank One Corp.                     08/01/10         7.875%  $  2,323,356
     1,000   Bombardier Capital, Inc., 144A     06/29/06         6.125      1,010,000
     2,000   C.S. First Boston USA, Inc.        01/15/12         6.500      2,219,356
     1,000   Citizens Communications Co.        05/15/06         8.500      1,071,250
     2,000   General Electric Capital Corp.     06/15/12         6.000      2,166,552
     1,000   General Motors Acceptance
                Corp.                           09/15/11         6.875      1,019,999
     1,000   Hertz Corp.                        08/15/07         7.625      1,074,820
     2,000   Household Finance Corp.            05/15/11         6.750      2,235,588
     1,000   Kraft Foods, Inc.                  06/01/07         5.250      1,035,404
     1,000   Miller Brewing Co., 144A           08/15/13         5.500      1,032,708
     1,000   Time Warner Cos., Inc.             01/15/08         7.480      1,096,596
     1,000   Transocean, Inc.                   04/15/11         6.625      1,102,966
     2,000   Viacom, Inc.                       05/15/11         6.625      2,228,744
     1,000   Washington Mutual, Inc.            01/15/07         5.625      1,041,238
                                                                           20,658,577
   ASSET-BACKED SECURITIES--7.58%

     1,012   Conseco Finance Securitizations
                Corp., 00-1, Class A4           05/01/31         7.620      1,037,775
     2,209   Conseco Finance Securitizations
                Corp., 00-2, Class A4           12/01/30         8.480      2,309,967
     2,205   Conseco Finance Securitizations
                Corp., 00-5, Class A4           02/01/32         7.470      2,268,287
     5,000   Conseco Finance Securitizations
                Corp., 00-5, Class A5           02/01/32         7.700      4,984,996
     3,000   GreenTree Financial
                Corp., 99-1, Class A5           09/01/23         6.110      3,079,107
     3,558   New York City Tax Lien,
                04-AA, Class C, 144A            12/11/17         3.960      3,476,833
     1,000   Providian Gateway Master Trust,
                04-AA, Class D, 144A            03/15/11         3.950+     1,002,000
                                                                           18,158,965

   COMMERCIAL MORTGAGE-BACKED SECURITIES--5.27%

     1,000   Bear Stearns Commercial Mortgage
                Securities, 00-WF2, Class A2    10/15/32         7.320      1,138,734

PRINCIPAL
 AMOUNT                                           MATURITY     INTEREST
 (000)                                             DATES        RATES         VALUE
----------------------------------------------------------------------------------------
BONDS--(CONTINUED)
  U.S. BONDS--(CONCLUDED)
   COMMERCIAL MORTGAGE-BACKED SECURITIES--(CONCLUDED)
$    1,000   Commercial Mortgage Trust,
                01-FL5A, Class E, 144A            11/15/13        3.600%+  $     999,962
     1,000   Commercial Mortgage Trust,
                01-FL5A, Class F, 144A            11/15/13        2.733+         985,236
     1,311   DLJ Commercial Mortgage Corp.,
                99-CG1, Class A1A                 03/10/32        6.080        1,363,610
----------------------------------------------------------------------------------------
       964   Four Times Square Trust,
                00-4TS, Class A1, 144A            04/15/15        7.690        1,065,583
----------------------------------------------------------------------------------------
     1,050   Merrill Lynch Mortgage Investors,
                Inc., 96-C2, Class A3             11/21/28        6.960        1,099,251
----------------------------------------------------------------------------------------
     3,137   Morgan Stanley Capital I,
                95-GAL1, Class E, 144A            08/15/27        8.250        3,214,038
----------------------------------------------------------------------------------------
       847   Morgan Stanley Capital I,
                96-WF1, Class A3, 144A            11/15/28        7.700+         875,251
----------------------------------------------------------------------------------------
     1,000   Morgan Stanley Dean Witter
                Capital I, 00-LIF2, Class A2      10/15/33        7.200        1,133,021
----------------------------------------------------------------------------------------
       729   Nomura Asset Securities Corp.,
----------------------------------------------------------------------------------------
                98-D6, Class A1A                  03/15/30        6.280          756,481
                                                                              12,631,167
   MORTGAGE-BACKED SECURITIES--1.17%
     2,601   Federal National Mortgage
                Association                       11/01/33        4.577+       2,643,448
       139   Federal National Mortgage
                Association                       11/01/32        7.500          148,411
----------------------------------------------------------------------------------------
                                                                               2,791,859
   U.S. GOVERNMENT OBLIGATIONS--4.18%
        40   U.S. Treasury Bond                   05/15/17        8.750           55,425
     4,470   U.S. Treasury Note                   07/31/06        2.750        4,457,605
     4,565   U.S. Treasury Note                   07/15/09        3.625        4,558,582
        60   U.S. Treasury Note                   02/15/14        4.000           58,500
       825   U.S. Treasury Note                   02/15/31        5.375          868,312
                                                                               9,998,424
Total U.S. Bonds                                                              64,238,992
----------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                           MATURITY     INTEREST
 (000)                                             DATES        RATES         VALUE
----------------------------------------------------------------------------------------
BONDS--(CONTINUED)
  INTERNATIONAL BONDS--67.09%
    INTERNATIONAL CORPORATE BONDS--3.91%
     ARGENTINA--1.15%
$    1,360   Banco de Galicia y Buenos Aires      01/01/14        3.000%++ $   1,017,144
     2,000   Banco de Galicia y Buenos Aires      01/01/10        5.440+       1,740,000
                                                                               2,757,144
     BAHAMAS--0.58%
     1,270   Odebrecht Overseas Ltd., 144A        02/25/09       11.500        1,390,650
     MALAYSIA--1.34%
     2,708   Petroliam Nasional Berhad, 144A      10/15/26        7.625        3,200,497
     MEXICO--0.84%
       900   Conproca S.A. de C.V.                06/16/10       12.000        1,134,000
       833   PEMEX Finance Ltd.                   05/15/07        8.020          875,308
                                                                               2,009,308
Total International Corporate Bonds                                            9,357,599
----------------------------------------------------------------------------------------
    FOREIGN GOVERNMENT BONDS--63.18%
     ARGENTINA--4.00%
    10,870   Republic of Argentina(1)             08/03/12        1.980+       8,668,825
ARS  1,030   Republic of Argentina                01/03/10        2.000          506,159
----------------------------------------------------------------------------------------
$    1,030   Republic of Argentina                01/03/16        2.000          417,150
----------------------------------------------------------------------------------------
                                                                               9,592,134
     AUSTRIA--2.54%
EUR  4,550   Republic of Austria, 144A            10/20/13        3.800        6,078,103
     BRAZIL--6.85%
$    1,544   Federal Republic of Brazil           04/15/12        3.125+       1,445,686
       400   Federal Republic of Brazil           10/14/19        8.875          402,400
----------------------------------------------------------------------------------------
     1,260   Federal Republic of Brazil           08/17/40       11.000        1,450,260
----------------------------------------------------------------------------------------
    11,074   Federal Republic of Brazil, C        04/15/14        8.000       11,129,839
----------------------------------------------------------------------------------------
     2,126   Federal Republic of Brazil, DCB      04/15/12        3.125+       1,985,588
----------------------------------------------------------------------------------------
                                                                              16,413,773
     CANADA--2.98%
CAD  8,150   Government of Canada                 06/01/14        5.000        7,136,213
     ECUADOR--2.13%
$    5,940   Republic of Ecuador                  08/15/30        8.000++      5,099,490
     EL SALVADOR--0.48%
       380   Republic of El Salvador              09/21/34        7.625          387,600

PRINCIPAL
 AMOUNT                                           MATURITY     INTEREST
 (000)                                             DATES        RATES         VALUE
----------------------------------------------------------------------------------------
BONDS--(CONTINUED)
  INTERNATIONAL BONDS--(CONTINUED)
    FOREIGN GOVERNMENT BONDS--(CONTINUED)
     EL SALVADOR--(CONCLUDED)
$      770   Republic of El Salvador              04/10/32        8.250%   $     773,850
                                                                               1,161,450
     FINLAND--1.38%
EUR  2,350   Government of Finland                07/04/07        5.000        3,305,624
     FRANCE--4.55%
       900   Republic of France                   04/25/13        4.000        1,224,806
     2,050   Republic of France                   04/25/19        4.250        2,769,452
     3,770   Republic of France                   07/12/05        5.000        5,077,282
     1,250   Republic of France                   10/25/16        5.000        1,828,513
                                                                              10,900,053
     GERMANY--9.63%
     2,600   Bundesrepublik Deutschland           04/17/09        3.250        3,490,163
       680   Bundesrepublik Deutschland           07/04/11        5.000          987,566
----------------------------------------------------------------------------------------
     6,210   Bundesrepublik Deutschland           01/05/06        6.000        8,561,543
----------------------------------------------------------------------------------------
       390   Bundesrepublik Deutschland           06/20/16        6.000          619,013
----------------------------------------------------------------------------------------
     1,905   Bundesrepublik Deutschland           01/04/24        6.250        3,186,085
----------------------------------------------------------------------------------------
       665   Bundesrepublik Deutschland           07/04/27        6.500        1,156,160
----------------------------------------------------------------------------------------
     3,750   Bundesrepublik Deutschland           05/12/05        6.875        5,069,456
----------------------------------------------------------------------------------------
                                                                              23,069,986
     ITALY--5.06%
     8,000   Republic of Italy                    03/15/06        4.750       10,925,298
       700   Republic of Italy                    11/01/27        6.500        1,198,458
----------------------------------------------------------------------------------------
                                                                              12,123,756
     MEXICO--3.38%
$      166   United Mexican States                01/15/14        5.875          167,245
     1,147   United Mexican States                04/08/33        7.500        1,195,174
     5,938   United Mexican States                08/15/31        8.300        6,724,785
                                                                               8,087,204
     NETHERLANDS--1.89%
EUR  3,200   Government of Netherlands            02/15/07        5.750        4,537,446
     PANAMA--0.44%
$      600   Republic of Panama                   09/30/27        8.875          630,000
       390   Republic of Panama                   01/16/23        9.375          430,950
                                                                               1,060,950

PRINCIPAL
 AMOUNT                                           MATURITY     INTEREST
 (000)                                             DATES        RATES         VALUE
----------------------------------------------------------------------------------------
BONDS--(CONCLUDED)
  INTERNATIONAL BONDS--(CONCLUDED)
    FOREIGN GOVERNMENT BONDS--(CONCLUDED)
     POLAND--2.44%
PLZ 19,000   Republic of Poland                   06/24/08        5.750%   $   5,842,613
     RUSSIA--6.08%
$    4,450   Russian Federation                   03/31/30        5.000++      4,416,625
     5,956   Russian Federation, 144A             03/31/30        5.000++      5,911,788
     5,160   Russian Ministry of Finance          05/14/11        3.000        4,244,100
                                                                              14,572,513
     SLOVAKIA--1.14%
SKK 87,500   Government of Slovakia               01/14/07        3.784*       2,720,490
     SOUTH AFRICA--1.44%
$    2,000   Republic of South Africa             04/25/12        7.375        2,275,000
     1,000   Republic of South Africa             05/19/09        9.125        1,180,000
                                                                               3,455,000
     TURKEY--2.19%
TRL    8,100,000,000  Republic of Turkey          10/05/05        0.000*       4,692,291
$      500   Republic of Turkey                   10/06/05        5.960          549,826
                                                                               5,242,117
     UKRAINE--0.47%
     1,120   Republic of Ukraine                  06/11/13        7.650        1,128,400
     UNITED KINGDOM--2.78%
GBP  1,570   United Kingdom Gilt                  03/07/12        5.000        3,071,799
     1,780   United Kingdom Gilt                  12/07/09        5.750        3,580,794
                                                                               6,652,593
     URUGUAY--0.01%
$       14   Republic of Uruguay                  01/15/33        7.875           12,312
         1   Republic of Uruguay, PIK             01/15/33        7.875              139
                                                                                  12,451
     VENEZUELA--1.32%
       390   Republic of Venezuela                10/08/14        8.500          405,600
     2,390   Republic of Venezuela                09/15/27        9.250        2,485,600
       250   Republic of Venezuela                01/13/34        9.375          261,625
                                                                               3,152,825
Total Foreign Government Bonds                                               151,345,184
----------------------------------------------------------------------------------------
Total International Bonds                                                    160,702,783
----------------------------------------------------------------------------------------
Total Bonds (cost--$210,905,860)                                             224,941,775
----------------------------------------------------------------------------------------

NUMBER OF
 RIGHTS
 (000)                                                                        VALUE
----------------------------------------------------------------------------------------
RIGHTS--0.04%
  MEXICO--0.04%
       1,615  United Mexican States Value Recovery Rights,
                Series C, Expiration Date
                06/30/05(4)                                                $      32,462
       1,615  United Mexican States Value Recovery Rights,
                Series D, Expiration Date
                06/30/06(4)                                                       38,275
       1,615  United Mexican States Value Recovery Rights,
                Series E, Expiration Date
                06/30/07(4)                                                       33,592
----------------------------------------------------------------------------------------
                                                                                 104,329
  VENEZUELA--0.00%
          15  Venezuela Oil Indexed Payment Obligations,
                Expiration Date 4/15/20(2)(3)(4)                                       0
Total Rights (cost--$0)                                                          104,329
----------------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                  MATURITY    INTEREST
   (000)                                    DATE       RATES
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--3.53%
   RUSSIA--1.04%
     TIME DEPOSIT--1.04%
       2,500  Russia, OTC(2)              08/22/05     3.500%                  2,500,000
   UNITED STATES--2.49%
     OTHER--2.49%**
       5,960  UBS Supplementary Trust U.S.
                Cash Management Prime Fund             2.044@                  5,960,465
Total Short-Term Investments (cost $8,460,465)                                 8,460,465
----------------------------------------------------------------------------------------
Total Investments (cost $219,366,325)--97.48%                                233,506,569
----------------------------------------------------------------------------------------
Other assets in excess of liabilities--2.52%                                   6,031,460
----------------------------------------------------------------------------------------
Net Assets--100%                                                           $ 239,538,029
----------------------------------------------------------------------------------------

Note:  The Portfolio of Investments is listed by the issuer's country of origin.
    +  Reflects rate at November 30, 2004 on variable rate instruments.
   ++  Reflects rate at November 30, 2004 on step coupon rate instruments.
    @  Interest rate reflects yield at November 30, 2004.
    *  Reflects annualized yield at November 30, 2004 on zero coupon bonds.
   ** Security is issued by a fund that is advised by a related entity of UBS Global Asset Management (US) Inc., Strategic Global Income Fund, Inc.'s advisor.

(1)  Bond interest in default.
(2) Securities are being fair valued by a valuation committee under the direction of the Board of Directors. At November 30, 2004, the value of these securities amounted to $2,500,000 or 1.04% of net assets.
(3)  Illiquid security represents a value of $0 or 0.00% of net assets.
(4) Rights do not currently accrue income. Quarterly income, if any, will vary based on several factors including oil exports, prices and inflation.
ARS  Argentina Peso
C    Front-Loaded Interest Reduction with Capitalized Interest Bond
CAD  Canadian Dollar
DCB  Debt Conversion Bond
EUR  Euro
GBP  British Pound
OTC  Over the Counter
PIK  Payment in Kind
PLZ  Polish Zloty
SKK  Slovakia Koruna
TRL  Turkish Lira
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, the value of these securities amounted to $30,242,649 or 12.63% of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                UNREALIZED
                       CONTRACTS TO                  IN            MATURITY    APPRECIATION
                         DELIVER                EXCHANGE FOR         DATES    (DEPRECIATION)
-------------------------------------------------------------------------------------------
Australian Dollar       13,500,000           USD     9,237,645      12/17/04   $ (1,180,032)
British Pound            9,590,000           USD    17,479,756      12/17/04       (791,328)
Canadian Dollar         20,070,000           USD    15,550,073      12/17/04     (1,304,107)
Danish Krone            67,200,000           USD    10,896,002      12/17/04     (1,093,561)
Euro                    13,940,000           USD    17,533,914      12/17/04       (945,933)
New Zealand Dollar      10,200,000           USD     7,172,844      12/17/04        (95,931)
United States Dollar       460,660           AUD       620,000      12/17/04         17,781
United States Dollar    17,262,121           AUD    22,070,000      12/17/04       (231,148)
United States Dollar     8,906,875           CAD    11,700,000      12/17/04        918,432
United States Dollar    10,980,094           DKK    67,200,000      12/17/04      1,009,469
United States Dollar    17,752,726           EUR    13,940,000      12/17/04        727,121
United States Dollar     1,523,744           GBP       850,000      12/17/04         95,695
United States Dollar    25,720,101           JPY 2,775,086,200      12/17/04      1,232,693
United States Dollar     9,433,867           SGD    15,800,000      12/17/04        211,015
United States Dollar     9,570,494           THB   385,000,000      12/17/04        191,973
-------------------------------------------------------------------------------------------
                                                                               $ (1,237,861)
-------------------------------------------------------------------------------------------

Currency Type Abbreviations:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SGD - Singapore Dollar
THB - Thailand Baht
USD - United States Dollar

INDUSTRY DIVERSIFICATION TABLE (UNAUDITED)

AS A PERCENT OF NET ASSETS
AS OF NOVEMBER 30, 2004

BONDS
U.S. BONDS
   U.S. Corporate Bonds
     Beverages                                     0.43%
     Commercial Banks                              0.97
     Consumer Finance                              1.78
     Diversified Financial Services                1.83
     Diversified Telecommunication Services        0.45
     Energy Equipment & Services                   0.46
     Food Products                                 0.43
     Media                                         1.39
     Road & Rail                                   0.45
     Thrifts & Mortgage Finance                    0.43
Total U.S. Corporate Bonds                         8.62
-------------------------------------------------------
   Asset-Backed Securities                         7.58
   Commercial Mortgage-Backed Securities           5.27
   Mortgage-Backed Securities                      1.17
   U.S. Government Obligations                     4.18
Total U.S. Bonds                                  26.82
-------------------------------------------------------
INTERNATIONAL BONDS
     Capital Markets                               0.37
     Commercial Banks                              1.15
     Construction & Engineering                    1.05
     Oil & Gas                                     1.34
Total International Corporate Bonds                3.91
-------------------------------------------------------
   Foreign Governments Bonds                      63.18
Total International Bonds                         67.09
-------------------------------------------------------
Rights                                             0.04
-------------------------------------------------------
Short-Term Investments                             3.53
-------------------------------------------------------
Total Investments                                 97.48
-------------------------------------------------------
Other assets in excess of liabilities              2.52
-------------------------------------------------------
Net Assets                                       100.00%
-------------------------------------------------------

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES -- NOVEMBER 30, 2004

ASSETS:

Investments in securities of unaffiliated issuers, at value (cost--$213,405,860)   $  227,546,104
Investments in securities of a related entity, at value (cost--$5,960,465)              5,960,465
Cash                                                                                    1,168,339
Foreign currency, at value (cost--$39,558)                                                 41,114
Receivable for investments sold                                                         2,817,224
Interest receivable                                                                     3,639,404
Other assets                                                                                6,596
Total assets                                                                          241,179,246
-------------------------------------------------------------------------------------------------
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts                           1,237,861
Payable to investment advisor and administrator                                           194,938
Directors fees payable                                                                      3,300
Accrued expenses and other liabilities                                                    205,118
Total liabilities                                                                       1,641,217
-------------------------------------------------------------------------------------------------
NET ASSETS:

Capital Stock--$0.001 par value; 100,000,000 shares authorized;
  18,258,828 shares issued and outstanding                                            209,447,866
Undistributed net investment income                                                     5,623,316
Accumulated net realized gain from investment transactions                             11,447,773
Net unrealized appreciation of investments, forward foreign currency contracts,
  futures, and other assets and liabilities denominated in foreign currencies          13,019,074
Net assets                                                                         $  239,538,029
Net asset value per share                                                          $        13.12
-------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

Statement of Operations

                                                                      FOR THE YEAR
                                                                          ENDED
                                                                    NOVEMBER 30, 2004
-------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income, net of foreign withholding taxes of $6,252
  (includes $82,197 from a related entity)                          $      12,673,135
EXPENSES:
Investment advisory fees                                                    2,350,435
Custody and accounting fees                                                   188,036
Professional fees                                                              71,602
Reports and notices to shareholders                                            42,324
Transfer agency fees                                                           25,262
Directors' fees                                                                16,921
Other expenses                                                                 42,070
                                                                            2,736,650
Net investment income                                                       9,936,485

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from:
  Investment transactions                                                  11,990,912
  Foreign currency transactions                                            18,168,929
  Futures                                                                   1,281,120
Net change in unrealized appreciation/depreciation of:
  Investments                                                             (14,265,005)
  Other assets, liabilities and forward foreign currency contracts           (197,265)
Net realized and unrealized gains from investment activities               16,978,691
-------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $      26,915,176
-------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

Statement of Changes in Net Assets

                                                                     FOR THE YEARS ENDED NOVEMBER 30,
                                                                    ---------------------------------
                                                                          2004             2003
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                               $     9,936,485   $     9,714,959
Net realized gains from investment transactions                          11,990,912         6,689,013
Net realized gains from futures and foreign
  currency transactions                                                  19,450,049         3,825,112
Net change in unrealized appreciation/depreciation of:
  Investments                                                           (14,265,005)       18,076,432
  Other assets, liabilities and forward foreign
    currency contracts                                                     (197,265)         (787,961)
-----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                     26,915,176        37,517,555
-----------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income and net realized gains from
  foreign currency transactions                                         (23,479,026)      (14,140,229)
Net realized gains                                                               --        (6,096,034)
Return of capital                                                                --        (3,107,648)
Total dividends and distributions to shareholders                       (23,479,026)      (23,343,911)
Net increase in net assets                                                3,436,150        14,173,644
-----------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of year                                                       236,101,879       221,928,235
-----------------------------------------------------------------------------------------------------
End of year                                                         $   239,538,029   $   236,101,879
-----------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
  net investment income                                             $     5,623,316   $      (827,331)
-----------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

Notes to Financial Statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Strategic Global Income Fund, Inc. (the "Fund") was incorporated in Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission, as a closed-end, non-diversified management investment company. The Fund's shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with it's primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars using the WM/Reuters closing spot rates as of 4:00 pm London time. For purposes of calculating the U.S. equivalent value of a non-U.S. dollar denominated obligation, foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities and other assets and liabilities--at the exchange rates prevailing at the end of the Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the Fund's fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to U.S. federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with U.S. federal income tax regulations.

FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such forward contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such forward contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

FUTURES CONTRACTS--The Fund may use financial futures contracts for hedging purposes and to adjust exposure to U.S. and foreign fixed income markets in connection with a reallocation of the Fund's assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with U.S. federal income tax regulations, which may differ from the U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISOR AND ADMINISTRATOR AND OTHER TRANSACTIONS WITH RELATED
ENTITIES

The Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund's average weekly net assets.

The Fund invests in shares of the UBS Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is a business trust managed by UBS Global Asset Management (Americas) Inc., an affiliate of UBS Global AM.

The Fund pays no management fees to Supplementary Trust. Distributions from the Supplementary Trust are reflected as interest income on the statement of operations.

Amounts relating to those investments at November 30, 2004 and for the year ended November 30, 2004, are summarized as follows:

                                             SALES       INTEREST                   % OF
FUND                       PURCHASES       PROCEEDS       INCOME      VALUE      NET ASSETS
-------------------------------------------------------------------------------------------
UBS Supplementary
Trust U.S. Cash
Management Prime Fund    $ 148,300,090  $  142,339,625  $  82,197  $  5,960,465      2.49%

CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at November 30, 2004. For the years ended November 30, 2004 and November 30, 2003, the Fund did not repurchase any shares of common stock.

For the period September 17, 1998 (commencement of repurchase program) through November 30, 2001, the Fund repurchased 3,148,300 shares of common stock at an average market price per share of $10.74 and a weighted average discount from net asset value of 12.54%. At November 30, 2004, paid-in-capital has been reduced by the cost of $34,013,476 of capital stock repurchased.

PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2004, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $424,682,253 and $420,025,691, respectively.

FEDERAL TAX STATUS

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended November 30, 2004 and November 30, 2003 were as follows:

DISTRIBUTIONS PAID FROM:                               2004            2003
--------------------------------------------------------------------------------
Net investment income                            $  23,479,026     $  16,347,710
Net realized gains                                          --         3,888,553
Return of capital                                           --         3,107,648
                                                 $  23,479,026     $  23,343,911

At November 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income                                               $  11,552,421
Undistributed long-term capital gains                                           5,773,744
Other loss deferrals                                                             (532,637)
Net unrealized appreciation                                                    13,296,635
Total accumulated earnings                                                  $  30,090,163

During the current fiscal year, the Fund had no capital loss carry-forwards to offset current year gains.

For federal income tax purposes, the tax cost of investments and components of net unrealized appreciation of investments at November 30, 2004 were as follows:

Tax cost of investments                                                    $  220,645,521

Gross appreciation (investments having an excess of value over cost)           13,903,500
Gross depreciation (investments having an excess of cost over value)           (1,042,452)
Net unrealized appreciation of investments                                  $  12,861,048

The difference between book-basis and tax-basis net unrealized appreciation of investments is attributable to premium amortization adjustments and wash sales.

To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 2004, accumulated undistributed net investment income was increased by $19,993,188 and accumulated net realized gain from investment activities was decreased by $19,993,188. These differences were primarily due to tax treatment of foreign currency transactions, paydown gains and losses and premium adjustments for certain debt obligations.

STRATEGIC GLOBAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding thoughout each year is presented below:

                                                                 FOR THE YEARS ENDED NOVEMBER 30,
                                           ---------------------------------------------------------------------------
                                               2004            2003           2002+            2001            2000
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR                        $     12.93     $     12.15     $     11.99     $     11.92     $     12.56
Net investment income                             0.54            0.53            0.52            0.72            0.85@
Net realized and unrealized
  gains (losses) from investments,
  futures and foreign currency
  transactions                                    0.94            1.53            0.83            0.55           (0.41)@
Net increase from investment
  operations                                      1.48            2.06            1.35            1.27            0.44
Dividends from net investment
  income and net realized gains
  from foreign currency
  transactions                                   (1.29)          (0.78)          (0.57)          (0.55)          (0.29)
Distributions from net realized
  gains from investment
  transactions                                      --           (0.33)          (0.22)             --              --
Distributions from paid-in-capital                  --           (0.17)          (0.40)          (0.66)          (0.84)
Distributions in excess of net
  investment income                                 --              --              --              --           (0.08)
Total dividends and distributions
  to shareholder                                 (1.29)          (1.28)          (1.19)          (1.21)          (1.21)
Net increase in net asset value
  resulting from repurchase of
  common stock                                      --              --              --            0.01            0.13
NET ASSET VALUE, END OF YEAR               $     13.12     $     12.93     $     12.15     $     11.99     $     11.92
MARKET PRICE PER SHARE,
  END OF YEAR                              $     14.60     $     14.44     $     12.84     $     11.40     $     10.13
TOTAL INVESTMENT RETURN(1)                       10.89%          23.18%          24.39%          25.34%          13.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)            $   239,538     $   236,102     $   221,928     $   218,962     $   219,674
Expenses to average net assets                    1.16%           1.19%           1.18%           1.19%           1.19%
Net investment income to
  average net assets                              4.21%           4.15%           4.37%           5.94%           6.89%
Portfolio turnover                                 189%             49%             51%             29%             53%

@    Calculated using average monthly shares outstanding for the year.
(1). Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.
+ As required, effective as of December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premiums on debt securities for financial statement reporting purposes only. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains from investment and foreign currency activities per share by $0.06, and decrease the ratio of net investment income to average net assets from 4.82% to 4.37%. Per share ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

STRATEGIC GLOBAL INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Strategic Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Strategic Global Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Income Fund, Inc. at November 30, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S generally accepted accounting principles.


                                           /s/ Ernst & Young LLP


New York, New York
January 13, 2005

STRATEGIC GLOBAL INCOME FUND, INC.

TAX INFORMATION (UNAUDITED)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting.

Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2004. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2005. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION (UNAUDITED)

THE FUND

Strategic Global Income Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund's investment advisor and administrator is UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG, which had over $55.6 billion in assets under management as of November 30, 2004.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "SGL." Comparative net asset value and market price information about the Fund is published weekly in THE WALL STREET JOURNAL, THE NEW YORK TIMES and BARRON'S, as well as in numerous other publications.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647-1568.

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

You may obtain a description of the Fund's proxy voting policies and procedures, and its proxy voting record, without charge, upon request by contacting the Fund directly at 1-800-647-1568, online on the Fund's Web site:
www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's website (http://www.sec.gov).

DIVIDEND REINVESTMENT PLAN

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund's market price exceeds its net asset value; a portion of a dividend may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan may also be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

DISTRIBUTION POLICY

The Fund's Board adopted a managed distribution policy in May 1998, which was revised effective January 2000. Pursuant to the policy as currently in effect, the Fund makes regularly monthly distributions at an annualized rate equal to 10% of the Fund's net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). Prior to January 2000, the Fund's managed distribution was 8% of the Fund's net asset value as determined as of last trading day during the first week of the month. Prior to May 31, 1998, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses. The Board may terminate the managed distribution policy at any time, after taking into account relevant factors, including the expected tax treatment of distributions; any such termination may have an adverse effect on the market price for the Fund's shares.

To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would distribute the excess near the end of the fiscal year. If the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. From time to time, the Fund may project that a portion of a monthly distribution may consist of a return of capital based on information available at that time. Such an estimate is subject to change based on the Fund's investment experience during the remainder of its fiscal year. The actual sources of the Fund's distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund's fiscal year based on tax regulations. The actual amounts attributable to each of the sources will be reported to each shareholder in January of a year on Form 1099-Div.

Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund's Board will annually reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made.

STRATEGIC GLOBAL INCOME FUND, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF DIRECTORS & OFFICERS

The Fund is governed by a Board of Directors which oversees the Fund's operations. Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

INTERESTED DIRECTORS

                                                 TERM OF
                                               OFFICE+ AND
                                 POSITION(S)    LENGTH OF
        NAME, ADDRESS,            HELD WITH        TIME               PRINCIPAL OCCUPATION(S)
           AND AGE                   FUND         SERVED                DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
Margo N. Alexander*++; 57        Director      Since 1996    Mrs. Alexander is retired. She was an
                                                             executive vice president of UBS
                                                             Financial Services Inc. (March 1984 to
                                                             December 2002). She was chief executive
                                                             officer (from January 1995 to October
                                                             2000), a director (from January 1995 to
                                                             September 2001) and chairman (from March
                                                             1999 to September 2001) of UBS Global AM
                                                             (formerly known as Mitchell Hutchins
                                                             Asset Management Inc.)

                                                 NUMBER OF
        NAME, ADDRESS,                  PORTFOLIOS IN FUND COMPLEX                     OTHER DIRECTORSHIPS
           AND AGE                         OVERSEEN BY DIRECTOR                         HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------
Margo N. Alexander*++; 57        Mrs. Alexander is a director or trustee    None
                                 of 16 investment companies (consisting
                                 of 33 portfolios) for which UBS Global
                                 AM or one of its affiliates serves as
                                 investment advisor, sub-advisor or
                                 manager.

INDEPENDENT DIRECTORS

                                                 TERM OF
                                               OFFICE+ AND
                                 POSITION(S)    LENGTH OF
        NAME, ADDRESS,            HELD WITH        TIME               PRINCIPAL OCCUPATION(S)
           AND AGE                   FUND         SERVED                DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 69         Director      Since 1996    Mr. Armstrong is chairman and principal
c/o Willkie Farr &               and                         of R.Q.A. Enterprises (management
Gallagher LLP                    Chairman                    consulting firm) (since April 1991 and
787 Seventh Avenue               of the                      principal occupation since March 1995).
New York, NY 10019-6099          Board of
                                 Directors

David J. Beaubien; 70            Director      Since 2001    Mr. Beaubien is retired (since 2003). He
84 Doane Road                                                was chairman of Yankee Environmental
Ware, MA 01082                                               Systems, Inc., a manufacturer of
                                                             meteorological measuring systems (since
                                                             1991).

Richard R. Burt; 57              Director      Since 1996    Mr. Burt is chairman of Diligence LLC
1275 Pennsylvania Ave., N.W.                                 (international information collection and
Washington, D.C. 20004                                       risk management) and IEP Advisors (international
                                                             investments and consulting firm).

Meyer Feldberg; 62               Director      Since 1992    Professor Feldberg is Dean Emeritus and
Columbia Business School                                     Sanford Bernstein Professor of
33 West 60th Street                                          Leadership and Ethics at Columbia
7th Floor                                                    Business School. Prior to July 2004, he
New York, New York                                           was Dean and Professor of Management of
10023-7905                                                   the Graduate School of Business at
                                                             Columbia University (since 1989).

                                                 NUMBER OF
        NAME, ADDRESS,                  PORTFOLIOS IN FUND COMPLEX                     OTHER DIRECTORSHIPS
           AND AGE                         OVERSEEN BY DIRECTOR                         HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 69         Mr. Armstrong is a director or trustee     None
c/o Willkie Farr &               of 16 investment companies (consisting
Gallagher LLP                    of 33 portfolios) for which UBS Global
787 Seventh Avenue               AM or one of its affiliates serves as
New York, NY 10019-6099          investment advisor, sub-advisor or
                                 manager.

David J. Beaubien; 70            Mr. Beaubien is a director or trustee of   Mr. Beaubien is also a director of IEC
84 Doane Road                    16 investment companies (consisting of     Electronics, Inc., a manufacturer of
Ware, MA 01082                   33 portfolios) for which UBS Global AM     electronic assemblies.
                                 or one of its affiliates serves as
                                 investment advisor, sub-advisor or
                                 manager.

Richard R. Burt; 57              Mr. Burt is a director or trustee of 16    Mr. Burt is also a director of Hollinger
1275 Pennsylvania Ave., N.W.     investment companies (consisting of 33     International, Inc. (publishing), HCL
Washington, D.C. 20004           portfolios) for which UBS Global AM or     Technologies, Ltd. (software and
                                 one of its affiliates serves as            information technologies), The Central
                                 investment advisor, sub-advisor or         European Fund, Inc., The Germany Fund,
                                 manager.                                   Inc., IGT, Inc. (provides technology to
                                                                            gaming and wagering industry) and
                                                                            chairman of Weirton Steel Corp. (makes
                                                                            and finishes steel products). He is also
                                                                            a director or trustee of funds in the
                                                                            Scudder Mutual Funds Family (consisting
                                                                            of 52 portfolios).

Meyer Feldberg; 62               Professor Feldberg is a director or        Professor Feldberg is also a director of
Columbia Business School         trustee of 31 investment companies         Primedia Inc. (publishing), Federated
33 West 60th Street              (consisting of 48 portfolios) for which    Department Stores, Inc. (operator of
7th Floor                        UBS Global AM or one of its affiliates     department stores), Revlon, Inc.
New York, New York               serves as investment advisor,              (cosmetics), Select Medical Inc.
10023-7905                       sub-advisor or manager.                    (healthcare services) and SAPPI, Ltd.
                                                                            (producer of paper).

                                                 TERM OF
                                               OFFICE+ AND
                                 POSITION(S)    LENGTH OF
        NAME, ADDRESS,            HELD WITH        TIME               PRINCIPAL OCCUPATION(S)
           AND AGE                   FUND         SERVED                DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
Carl W. Schafer; 69              Director      Since 1996    Mr. Schafer is president of the Atlantic
66 Witherspoon Street                                        Foundation (charitable foundation)
#1100                                                        (since 1990).
Princeton, NJ 08542

William D. White; 71             Director      Since 2001    Mr. White is retired (since 1994).
P.O. Box 199
Upper Black Eddy, PA 18972

                                                 NUMBER OF
        NAME, ADDRESS,                  PORTFOLIOS IN FUND COMPLEX                     OTHER DIRECTORSHIPS
           AND AGE                         OVERSEEN BY DIRECTOR                         HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------
Carl W. Schafer; 69              Mr. Schafer is a director or trustee of    Mr. Schafer is also a director of Labor
66 Witherspoon Street            16 investment companies (consisting of     Ready, Inc. (temporary employment),
#1100                            33 portfolios) for which UBS Global AM     Guardian Life Insurance Company Mutual
Princeton, NJ 08542              or one of its affiliates serves as         Funds (consisting of 25 portfolios), the
                                 investment advisor, sub-advisor or         Harding, Loevner Funds (consisting of 3
                                 manager.                                   portfolios), E.I.I. Realty Securities
                                                                            Trust (consisting of 2 portfolios) and
                                                                            Frontier Oil Corporation.

William D. White; 71             Mr. White is a director or trustee of 16   None
P.O. Box 199                     investment companies (consisting of 33
Upper Black Eddy, PA 18972       portfolios) for which UBS Global AM or
                                 one of its affiliates serves as
                                 investment advisor, sub-advisor or
                                 manager.

OFFICERS

                                                 TERM OF              PRINCIPAL OCCUPATION(S)
                                               OFFICE+ AND             DURING PAST 5 YEARS;
                               POSITION(S)      LENGTH OF             NUMBER OF PORTFOLIOS IN
      NAME, ADDRESS,            HELD WITH          TIME            FUND COMPLEX FOR WHICH PERSON
         AND AGE                THE FUND          SERVED                 SERVES AS OFFICER
----------------------------------------------------------------------------------------------------------
W. Douglas Beck*;           Vice President     Since 2003         Mr. Beck is an executive director and
37                                                                head of product management of UBS Global
                                                                  AM (since 2002). From March 1998 to
                                                                  November 2002, he held various positions
                                                                  at Merrill Lynch, the most recent being
                                                                  first vice president and co-manager of
                                                                  the managed solutions group. Mr. Beck is
                                                                  vice president of 20 investment
                                                                  companies (consisting of 75 portfolios)
                                                                  for which UBS Global AM or one of its
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

James Capezzuto*;           Vice President     Since 2004         Mr. Capezzuto is director and associate
41                          and Assistant                         general counsel at UBS Global AM (since
                            Secretary                             2004). Prior to joining UBS Global AM he
                                                                  was senior vice president, senior
                                                                  compliance manager at Bank of America
                                                                  (from 2003-2004) prior to that he was
                                                                  general counsel at Steinberg Priest &
                                                                  Sloane and prior to that he was director
                                                                  and senior counsel at Deutsche Asset
                                                                  Management (from 1996-2002.)
                                                                  Mr. Capezzuto is a vice president and
                                                                  assistant secretary of 20 investment
                                                                  companies (consisting of 75 portfolios)
                                                                  for which UBS Global AM or one of its
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

Thomas Disbrow*;            Vice President     Since 2000         Mr. Disbrow is a director and co-head of
38                          and Treasurer      (Vice President)   the mutual fund finance department of
                                               Since 2004         UBS Global AM. Prior to November 1999,
                                               (Treasurer)        he was a vice president of Zweig/Glaser
                                                                  Advisers. Mr. Disbrow is a vice
                                                                  president and treasurer of 16 investment
                                                                  companies (consisting of 33 portfolios)
                                                                  and vice president and assistant
                                                                  treasurer of four investment companies
                                                                  (consisting of 42 portfolios) for which
                                                                  UBS Global AM or one of its affiliates
                                                                  serves as investment advisor,
                                                                  sub-advisor or manager.

                                                 TERM OF              PRINCIPAL OCCUPATION(S)
                                               OFFICE+ AND             DURING PAST 5 YEARS;
                               POSITION(S)      LENGTH OF             NUMBER OF PORTFOLIOS IN
      NAME, ADDRESS,            HELD WITH          TIME            FUND COMPLEX FOR WHICH PERSON
         AND AGE                  TRUST           SERVED                 SERVES AS OFFICER
----------------------------------------------------------------------------------------------------------
Mark F. Kemper+++;          Vice President     Since 2004         Mr. Kemper is general counsel of UBS
46                          and Secretary                         Global Asset Management -- Americas
                                                                  region (since July 2004). Mr. Kemper
                                                                  also is an executive director of UBS
                                                                  Global Asset Management (Americas) Inc.
                                                                  ("UBS Global AM (Americas)") and was its
                                                                  deputy general counsel from July 2001 to
                                                                  July 2004. He has been secretary of UBS
                                                                  Global AM (Americas) since 1999 and
                                                                  assistant secretary of UBS Global Asset
                                                                  Management Trust Company since 1993.
                                                                  Mr. Kemper is secretary of UBS Global AM
                                                                  (since 2004). Mr. Kemper is vice
                                                                  president and secretary of 20 investment
                                                                  companies (consisting of 75 portfolios)
                                                                  for which UBS Global AM (Americas) or
                                                                  one of its affiliates serves as
                                                                  investment advisor, sub-advisor or
                                                                  manager.

Joanne M. Kilkeary*;        Vice President     Since 2004         Ms. Kilkeary is an associate director
36                          and Assistant                         and a senior manager of the mutual fund
                            Treasurer                             finance department of UBS Global AM.
                                                                  Ms. Kilkeary is a vice president and
                                                                  assistant treasurer of 16 investment
                                                                  companies (consisting of 33 portfolios)
                                                                  for which UBS Global AM or one of its
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

Joseph T. Malone*;          Vice President     Since 2004         Mr. Malone is a director and co-head of
37                          and Assistant                         the mutual fund finance department of
                            Treasurer                             UBS Global AM. From August 2000 through
                                                                  June 2001, he was the controller at AEA
                                                                  Investors Inc. From March 1998 to August
                                                                  2000, Mr. Malone was a manager within
                                                                  the investment management services
                                                                  practice of PricewaterhouseCoopers LLC.
                                                                  Mr. Malone is vice president and
                                                                  assistant treasurer of 16 investment
                                                                  companies (consisting of 33 portfolios)
                                                                  and vice president, treasurer and
                                                                  principal accounting officer of four
                                                                  investment companies (consisting of 42
                                                                  portfolios) for which UBS Global AM or
                                                                  one of its affiliates serves as
                                                                  investment advisor, sub-advisor or
                                                                  manager.

                                                 TERM OF              PRINCIPAL OCCUPATION(S)
                                               OFFICE+ AND             DURING PAST 5 YEARS;
                               POSITION(S)      LENGTH OF             NUMBER OF PORTFOLIOS IN
      NAME, ADDRESS,            HELD WITH          TIME            FUND COMPLEX FOR WHICH PERSON
         AND AGE                  TRUST           SERVED                 SERVES AS OFFICER
----------------------------------------------------------------------------------------------------------
Joseph McGill*;             Vice President     Since 2004         Mr. McGill is an executive director and
42                          and Chief                             chief compliance officer at UBS Global
                            Compliance                            AM and UBS Global AM (Americas) (since
                            Officer                               2003). Prior to joining UBS Global AM he
                                                                  was Assistant General Counsel, J.P.
                                                                  Morgan Investment Management (from
                                                                  1999-2003). Mr. McGill is a vice
                                                                  president and chief compliance officer
                                                                  of 20 investment companies (consisting
                                                                  of 75 portfolios) for which UBS Global
                                                                  AM or one of its affiliates serves as
                                                                  investment advisor, sub-advisor or
                                                                  manager.

John Penicook+++;           Vice President     Since 2002         Mr. Penicook is a managing director and
46                                                                global head of fixed income of UBS
                                                                  Global AM (Americas) Inc. and UBS Global
                                                                  AM. Mr. Penicook is a vice president of
                                                                  three investment companies (consisting
                                                                  of three portfolios) for which UBS
                                                                  Global AM or one of its affiliates
                                                                  serves as investment advisor,
                                                                  sub-advisor or manager.

Uwe Schillhorn+++;          Vice President     Since 2004         Mr. Schillhorn is a director (since
40                                                                1995), and head of emerging markets debt
                                                                  (since 2004) of UBS Global AM (Americas)
                                                                  and UBS Global AM. Mr. Schillhorn is a
                                                                  vice president of two investment
                                                                  companies (consisting of two portfolios)
                                                                  for which UBS Global AM or one of its
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

                                                 TERM OF              PRINCIPAL OCCUPATION(S)
                                               OFFICE+ AND             DURING PAST 5 YEARS;
                               POSITION(S)      LENGTH OF             NUMBER OF PORTFOLIOS IN
      NAME, ADDRESS,            HELD WITH          TIME            FUND COMPLEX FOR WHICH PERSON
         AND AGE                THE FUND          SERVED                 SERVES AS OFFICER
----------------------------------------------------------------------------------------------------------
Joseph A. Varnas*;          President          Since 2003         Mr. Varnas is a managing director (since
37                                                                March 2003), global head of information
                                                                  technology and operations (since March
                                                                  2004) and head of product
                                                                  management--Americas (since November
                                                                  2002) of UBS Global AM. He was head of
                                                                  technology of UBS Global AM from
                                                                  November 2002 to March 2004. From 2000
                                                                  to 2001, he was manager of product
                                                                  development in Investment Consulting
                                                                  Services at UBS Financial Services Inc.
                                                                  Mr. Varnas was a senior analyst in the
                                                                  Global Securities Research and Economics
                                                                  Group at Merrill Lynch from 1995 to
                                                                  1999. Mr. Varnas is president of 20
                                                                  investment companies (consisting of 75
                                                                  portfolios) for which UBS Global AM or
                                                                  one of its affiliates serves as
                                                                  investment advisor, sub-advisor or
                                                                  manager.

Keith A. Weller*;           Vice President     Since 1995         Mr. Weller is a director and associate
43                          and Assistant                         general counsel of UBS Global AM. Mr.
                            Secretary                             Weller is a vice president and assistant
                                                                  secretary of 20 investment companies
                                                                  (consisting of 75 portfolios) for which
                                                                  UBS Global AM or one of its affiliates
                                                                  serves as investment advisor,
                                                                  sub-advisor or manager.

-------------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
+ Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each Director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board.
++ Mrs. Alexander is an "interested person" of the Fund as defined in the 1940 Act by virtue of her former positions with UBS Global AM and/or its affiliates.
+++  This person's business address is One North Wacker Drive, Chicago, IL
     60606.

STRATEGIC GLOBAL INCOME FUND, INC.

NEW YORK STOCK EXCHANGE CERTIFICATIONS (UNAUDITED)

Strategic Global Income Fund, Inc. (the "Fund") is listed on the New York Stock Exchange ("NYSE"). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund's president and treasurer have filed certifications with the SEC regarding the quality of the Fund's public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act ("Section 302 Certifications"). The Section 302 Certifications were filed as exhibits to the Fund's annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund's 2004 annual meeting of shareholders, it filed a certification with the NYSE on April 13, 2004, stating that its president was unaware of any violation of the NYSE's Corporate Governance listing standards.

DIRECTORS

Richard Q. Armstrong
CHAIRMAN

Margo N. Alexander

David J. Beaubien

Richard R. Burt

Meyer Feldberg

Carl W. Schafer

William D. White


PRINCIPAL OFFICERS

Joseph A. Varnas
PRESIDENT

Mark F. Kemper
VICE PRESIDENT AND SECRETARY

Thomas Disbrow
VICE PRESIDENT AND TREASURER

W. Douglas Beck
VICE PRESIDENT

John Penicook
VICE PRESIDENT


INVESTMENT ADVISOR AND ADMINISTRATOR

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

(C) 2004 UBS GLOBAL ASSET MANAGEMENT (US) INC. ALL RIGHTS RESERVED.

[UBS LOGO]                                                          Presorted
                                                                     Standard
                                                                    US Postage
                                                                       PAID
                                                                   Smithtown, NY
                                                                     Permit 700

UBS GLOBAL ASSET MANAGEMENT (US) INC.
51 West 52nd Street
New York, New York 10019

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Richard Q. Armstrong. Mr. Armstrong is independent as defined in item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a)  AUDIT FEES:
              For the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $47,300 and $43,000, respectively.

              Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

         (b)  AUDIT-RELATED FEES:
              In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,500 and $4,618, respectively, which includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

              Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2004 and 2003 semiannual financial statements, (2) review of portions of the registrant's semiannual 2003 Form N-SAR filing and (3) review of the consolidated 2003 and 2002 report on UBS Funds' profitability of UBS Global Asset Management (US) Inc. ("UBS Global AM") and UBS Financial Services, Inc. to assist the board members in their annual advisory/administration contract reviews.

              There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (c)  TAX FEES:
              In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $11,300 and $12,750, respectively, which includes amounts related to tax services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

              Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

              There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (d)  ALL OTHER FEES:
              In each of the fiscal years ended November 30, 2004 and November 30, 2003, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

              Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

              There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (e)  (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES:
                  The registrant's Audit Committee ("audit committee") has adopted an "Audit Committee Charter (Amended and Restated as of May 12, 2004)" (the "charter"). The charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

                         The [audit ]Committee shall:

                         ...

                         2. Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the

                              Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

----------
                                  (1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may NOT include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
                                  (iii) appraisal or valuation services,
                                  fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and
                                  (ix) any other service the Public Company
                                  Accounting Oversight Board determines, by regulation, is impermissible.

                                  Pre-approval by the Committee of any
                                  permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

         (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

                         AUDIT-RELATED FEES:
                         There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the registrant.

                         There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                         TAX FEES:
                         There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the registrant.

                         There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                         ALL OTHER FEES:
                         There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the registrant.

                         There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

         (f) According to E&Y, for the fiscal year ended November 30, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

         (g) For the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate fees billed by E&Y of $3,372,641 and $3,299,487, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                                       2004          2003
                                                   -----------   -----------
              Covered Services                     $    14,800   $    17,368
              Non-Covered Services                   3,357,841     3,282,119

         (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee (the "Audit Committee") established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Beaubien, Mr. Burt, Mr. Feldberg and Mr. White.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant's Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant's advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant's equity securities made in the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Professor Meyer Feldberg, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99 CODE ETH to the registrant's Report on Form N-CSR filed February 05, 2004 (Accession Number: 0001206774-04-000032)(SEC File No. 811-06475).

     (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

     (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - The registrant has not engaged in such a solicitation during the period covered by this report.

     (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:     /s/ Joseph A. Varnas
        --------------------
        Joseph A. Varnas
        President

Date:   January 28, 2005
        ----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Joseph A. Varnas
        --------------------
        Joseph A. Varnas
        President

Date:   January 28, 2005
        ----------------

By:     /s/ Thomas Disbrow
        ------------------
        Thomas Disbrow
        Treasurer

Date:   January 28, 2005
        ----------------